EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

David G. Baker, President and Chief Executive Officer, and Nandini Mallya, Chief Financial Officer, of Lincoln Park Bancorp (the “Company”), each certifies in his/her capacity as an officer of the Company that he/she has reviewed the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2007 and that to the best of his/her knowledge:

1.	the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 26, 2008	/s/ David G. Baker
Date
David G. Baker
President and Chief Executive Officer

March 26, 2008	/s/ Nandini Mallya
Date
Nandini Mallya
Chief Financial Officer